Exhibit 99.2

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CNH Industrial N.V.

VOTE

ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
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ADD 2
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by April 26, 2024 at 11:00 P.M. CEST (Central European Summer Time).

Online
Go to **www.investorvote.com/CNHI** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/CNHI

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual General Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A **Proposals — The Board of Directors recommend that you vote 'FOR' each director nominee included in Item 1, and 'FOR' Items 2a, 2b, 3a, 3c, 3d, 4, 5a, 5b and 5c.**

1. Re-Appointment of the Executive Directors and Re-Appointment of the Non-Executive Directors

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
1.a. – Re-appointment of Suzanne Heywood	☐	☐	☐	1.b. – Re-appointment of Scott W. Wine	☐	☐	☐	1.c. – Re-appointment of Elizabeth Bastoni	☐	☐	☐
1.d. – Re-appointment of Howard W. Buffett	☐	☐	☐	1.e. – Re-appointment of Richard J. Kramer	☐	☐	☐	1.f. – Re-appointment of Karen Linehan	☐	☐	☐
1.g. – Re-appointment of Alessandro Nasi	☐	☐	☐	1.h. – Re-appointment of Vagn Sørensen	☐	☐	☐	1.i. – Re-appointment of Åsa Tamsons	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain
2.a. Approval of Remuneration Policy	☐	☐	☐	2.b. Approval of the Plan to Grant Rights to Subscribe for Common Shares to non-executive directors under Equity Incentive Plans	☐	☐	☐
3.a. Adoption of the 2023 Company Annual Financial Statements	☐	☐	☐	3.c. Proposal of a dividend for 2023	☐	☐	☐
3.d. Discharge the executive directors and the non-executive directors of the Board during the financial year 2023 for the performance of their duties during 2023	☐	☐	☐	4. Proposal to re-appoint Deloitte Accountants B.V. as the independent auditor of the Company for the 2025 financial year	☐	☐	☐
5.a. Authorization to issue new shares and/or grant rights to subscribe for shares	☐	☐	☐	5.b. Authorization to limit or exclude pre-emptive rights	☐	☐	☐
5.c. Authorization to repurchase own shares	☐	☐	☐				

C 1234567890 JNT
1UPX 611576

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03YPSD

2024 Annual Meeting Admission Ticket

2024 Annual Meeting of CNH Industrial N.V. Shareholders

The 2024 Annual Meeting of Shareholders of CNH Industrial N.V. will be held on May 3, 2024, 3:00 pm CEST at Freshfields Bruckhaus Deringer LLP, Strawinskylaan 10, 1077 XZ Amsterdam, The Netherlands.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/CNHI

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — CNH INDUSTRIAL N.V.

2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS – MAY 3, 2024

The undersigned, revoking all prior proxies, hereby appoints Roberto Russo with full power of substitution, as proxies to represent and vote as designated hereon, all common shares of CNH Industrial N.V. (the "Company") that the undersigned would be entitled to vote if personally present at the Annual General Meeting of Shareholders of the Company on Friday, May 3, 2024, commencing at 3:00 p.m. Central European Summer Time and any adjournments thereof.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

ATTENDANCE OF THE UNDERSIGNED AT THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENTS THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING, SIGNS AND DELIVERS A PROXY WITH A LATER DATE, OR VOTES IN PERSON AT THE MEETING.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.	**Meeting Attendance** Mark box to the right if you plan to attend the Annual General Meeting. ☐

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

CNH Industrial N.V.

VOTE

ENDORSEMENT_LINE______________ SACKPACK_____________

000001

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by April 26, 2024 at 11:00 P.M. CEST (Central European Summer Time).

Online
Go to **www.investorvote.com/CNHI** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at www.investorvote.com/CNHI

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual General Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A **Proposals — The Board of Directors recommend that you vote 'FOR' each director nominee included in Item 1, and 'FOR' Items 2a, 2b, 3a, 3c, 3d, 4, 5a, 5b and 5c.**

+

1. Re-Appointment of the Executive Directors and Re-Appointment of the Non-Executive Directors

	For	Against	Abstain
1.a. - Re-appointment of Suzanne Heywood	☐	☐	☐
1.b. - Re-appointment of Scott W. Wine	☐	☐	☐
1.c. - Re-appointment of Elizabeth Bastoni	☐	☐	☐
1.d. - Re-appointment of Howard W. Buffett	☐	☐	☐
1.e. - Re-appointment of Richard J. Kramer	☐	☐	☐
1.f. - Re-appointment of Karen Linehan	☐	☐	☐
1.g. - Re-appointment of Alessandro Nasi	☐	☐	☐
1.h. - Re-appointment of Vagn Sørensen	☐	☐	☐
1.i. - Re-appointment of Åsa Tamsons	☐	☐	☐

	For	Against	Abstain
2.a. Approval of Remuneration Policy	☐	☐	☐
2.b. Approval of the Plan to Grant Rights to Subscribe for Common Shares to non-executive directors under Equity Incentive Plans	☐	☐	☐
3.a. Adoption of the 2023 Company Annual Financial Statements	☐	☐	☐
3.c. Proposal of a dividend for 2023	☐	☐	☐
3.d. Discharge the executive directors and the non-executive directors of the Board during the financial year 2023 for the performance of their duties during 2023	☐	☐	☐
4. Proposal to re-appoint Deloitte Accountants B.V. as the independent auditor of the Company for the 2025 financial year	☐	☐	☐
5.a. Authorization to issue new shares and/or grant rights to subscribe for shares	☐	☐	☐
5.b. Authorization to limit or exclude pre-emptive rights	☐	☐	☐
5.c. Authorization to repurchase own shares	☐	☐	☐

C 1234567890 JNT

1UPX 611576

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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03YPVD

2024 Annual Meeting Admission Ticket

2024 Annual Meeting of CNH Industrial N.V. Shareholders

The 2024 Annual Meeting of Shareholders of CNH Industrial N.V. will be held on

May 3, 2024, 3:00 pm CEST at Freshfields Bruckhaus Deringer LLP, Strawinskylaan 10, 1077 XZ

Amsterdam, The Netherlands.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/CNHI

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — CNH INDUSTRIAL N.V.

2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS – MAY 3, 2024

The undersigned, revoking all prior proxies, hereby appoints Roberto Russo with full power of substitution, as proxies to represent and vote as designated hereon, all common shares of CNH Industrial N.V. (the "Company") that the undersigned would be entitled to vote if personally present at the Annual General Meeting of Shareholders of the Company on Friday, May 3, 2024, virtually commencing at 3:00 p.m. Central European Summer Time and any adjournments thereof.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

ATTENDANCE OF THE UNDERSIGNED AT THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENTS THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING, SIGNS AND DELIVERS A PROXY WITH A LATER DATE, OR VOTES IN PERSON AT THE MEETING.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Declaration and Power of Attorney: By checking this box, you irrevocably and unconditionally:

(a) agree to be bound by the Special Voting Shares Terms and Conditions, as published on the CNH Industrial website; and

(b) authorize and instruct Computershare represent you and act on your behalf in connection with any issuance, allocation, acquisition, transfer and/or repurchase of any Special Voting Share in accordance with and pursuant to the Special Voting Shares Terms and Conditions. ☐

D Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual General Meeting. ☐